UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 19, 2008

Date of Report (Date of earliest event reported)

 Commission File Number: 333-153534

Platinum Studios, Inc.

(Exact name of registrant as specified in its charter)

 California, United States

(State or other jurisdiction of incorporation or organization)

20-5611551

(I.R.S. Employer ID Number)

11400 W. Olympic Blvd., 14th Floor, Los Angeles, California 90064

(Address of principal executive offices) (Zip code)

(310) 807-8100

(Issuer's telephone number)

N/A

(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

The employees of Platinum Studios, Inc. (the “Company”) have agreed to accept minimum wage cash compensation until further notice to reduce the company’s payroll obligations.  Each employee will also be receiving a bonus commensurate with their position in the Company, in common stock, for accepting this payroll reduction.  This arrangement will be reviewed on a bi-weekly basis by the Company’s management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2008

PLATINUM STUDIOS, INC.

/s/ Scott Mitchell Rosenberg

Scott Mitchell Rosenberg

Chief Executive Officer